Exhibit 99.1

AGA Financial Forum
Investor Presentation
May 6-8, 2012

Forward-Looking Statements
All statements other than statements of historical fact are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”,
“estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements.
Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document.
Forward-looking statements speak only as of the date on which our statement is made, and we assume no duty to update them. More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s
2011 annual report on Form 10-K filed on February 16, 2012.
Robert L. Goocher, Treasurer and VP - Investor Relations
rgoocher@vectren.com
812-491-4080

Management Representatives at AGA
➢ Carl Chapman - Chairman, President and CEO
➢ Jerry Benkert - Executive Vice President and CFO
➢ Robert Goocher - Treasurer & Vice President - Investor Relations

➢ NYSE Symbol: VVC
➢ 8-10% target annual total
 shareholder return
 • Annual dividends paid increased 52
 consecutive years, effective Dec. 1,
 2011, to annualized rate of $1.40 per
 share
➢ Over 1.1 million utility customers in
 Indiana and Ohio
 • Operate in constructive regulatory
 environments with revenue
 stabilization mechanisms
➢ Well diversified nonutility portfolio
 linked to core utility operations
➢ ~$4.8 billion in assets
➢ ~$2.2 billion in revenues
➢ ~$2.4 billion market cap
➢ S&P: A-, Moody’s: A3
 • Stable outlook for both
Vectren Corporation Overview
Vectren’s Core Earnings

Electric
~55%
Gas
~45%
Utility
~80-90%
Nonutility
~10-20%

Vectren at a Glance
Vectren
Nonutility
Infrastructure
Services
Energy Services
Coal Mining
Energy
Marketing
Distribution &
Transmission Pipeline
Construction
Energy Saving
Performance Contracting
& Renewable Projects
Mines and Sells
Coal to Vectren
and 3rd Parties
Wholesale
Gas Marketing
Business
Vectren
Utility
Vectren North
Indiana Gas
570,000 Customers
Vectren South
SIGECO - Electric
142,000 Customers
Vectren South
SIGECO - Gas
110,000 Customers
Vectren Ohio
VEDO
313,000 Customers

Looking Ahead - Strategies for 2012 and Beyond
Utility
➢ Execute strategies to consistently achieve annual utility earnings growth target of 3%
 • Earn allowed returns in gas and electric utilities
 – Implement electric utility lost margin recovery mechanisms
 – Earn current returns on infrastructure investments as provided for in IN & OH legislation
 – Aggressively manage costs through performance management & strategic sourcing
 • Disciplined allocation of capital to operate at cash flow neutral
 – Reinvest earnings to support necessary rate base growth
 – Reduce incremental external financing requirements

Looking Ahead - Strategies for 2012 and Beyond - Cont.
Nonutility
➢ Continued growth and profitability of existing portfolio of nonutility businesses and reduce the reliance on earnings growth from our commodity-sensitive businesses
 • Continue to invest in Infrastructure Services and Energy Services businesses to drive long
 -term earnings growth
 – Infrastructure Services - construction activity for the remainder of 2012 and beyond is expected to be strong as utilities and pipeline operators continue to replace their aging natural gas and oil infrastructure and as demand rises for construction of shale gas and oil infrastructure
 – Energy Services - long-term earnings growth opportunities expected given the national focus on energy conservation, renewable energy and sustainability
 • Investment in Coal Mining is nearly complete with third Indiana coal mine nearing startup
 – As demand dictates, open Oaktown 2 coal mine and ramp up to full production
 • Continue the focus on improving ProLiance’s profitability prospects through further reductions in fixed cost structure and customer growth

First Quarter 2012 Review
➢ Vectren consolidated 1st quarter 2012 earnings of $51.3 million, or $0.63 per share, compared to $44.6 million, or $0.55 per share in 2011
 • Consolidated results improved over the prior year; 2012 EPS guidance affirmed
 • Utility results increased by $7.4 million over 2011 with higher electric margins and lower operating expenses and interest expense being the principal drivers, partially offset by weather impacts (primarily on the electric business)
 • Nonutility results also improved over 2011 by $5.7 million (excluding Source) reflecting very strong results from Infrastructure Services and a lower level of loss at ProLiance, partially offset by lower contributions from Coal Mining
 – Although seasonal Source earnings for the 1st quarter 2011 were $7.1 million, or $0.09 per share, full year results from operations were $2.8 million, or $0.03 per share
 ▪ Source was sold December 31, 2011

2012 EPS Guidance Affirmed
Consolidated: $1.75 to $1.95 per share
 Utility: $1.60 to $1.70 per share
 Nonutility, excl. ProLiance: $0.30 to $0.40 per share
 ProLiance: $(0.20) to $(0.10) per share
➢ Consolidated 2012 EPS guidance midpoint remains at $2.00, excluding ProLiance
➢ Updated 2012 earnings guidance (midpoints) for Nonutility businesses, excl. ProLiance
 ➢ Infrastructure Services - expected contribution of $20 million
 ➢ Energy Services - expected contribution of $3 million
 ➢ Coal Mining - expected contribution of $6 million

Vectren Energy Delivery of Indiana - North
Vectren Energy Delivery of Indiana - South
Vectren Energy Delivery of Ohio
Vectren’s Utility Group - Service Territories & Rate Base
OH
IN
➢ Gas Utilities’ Rate Base: ~$1.2 billion*
 • ~$0.9 billion Indiana
 • ~$0.3 billion Ohio
 • ~10.2% Total Gas Allowed ROE
➢ Electric Utility Rate Base: ~$1.3 billion*
 • All Indiana; excludes FERC
 Transmission
 • 10.4% Allowed ROE
 ➢ FERC Electric Transmission Rate Base:
 ~$0.1 billion
 • 12.38% Allowed ROE
 * From last rate cases

VECTREN

	Gas			Electric
	IN-South	IN-North	Ohio	IN-South
Environmental CWIP Recovery Under SB 29				✓
Recovery of MISO Transmission Investments				✓
Gas Cost and Fuel Cost Recovery	✓	✓	✓	✓
Decoupling (Margin Recovery) Mechanism	✓	✓		***(1)***
Normal Temperature Adjustment (NTA)	✓	✓		
Straight Fixed Variable Rate Design			✓	
Bad Debt Expense - Tracked			✓	
Bad Debt Related to Gas Costs - Tracked	✓	✓		
Unaccounted for Gas - Tracked	✓	✓	✓	
Recovery of Bare Steel/Cast Iron Replacement Costs	✓	✓	✓

Constructive Utility Regulation & Legislation
(1) Settlement approved 9/1/2011, which provides for the ability to stabilize margins from the company's large commercial & industrial customers associated with implementation of energy efficiency programs. The order also provides that margin reductions from residential and commercial customers due to efficiency programs may be deferred for future recovery.
➢ State legislation recently enacted in both Indiana and Ohio supporting additional investments in infrastructure modernization programs that may be required as new federal safety or environmental standards are enacted
 • Indiana Senate Bill 251, effective May 2011, allows for cost recovery outside a base rate proceeding for federally mandated projects (applies to both gas and electric, capital and O&M)
 • Ohio House Bill 95, effective Sept. 2011, allows natural gas companies to recover costs related to capital expenditure programs

Generation Portfolio - Profile
➢ 5 Coal-fired base units - 1,000 MW
 • 100% scrubbed for SO2
 • 90% controlled for NOx
 • Substantial removal of mercury and
 particulate matter
➢ 6 Gas-fired peak-use turbines - 295 MW
➢ Purchased capacity - 100 MW thru 2012
➢ Renewable energy ~ 5%
 • Landfill gas generation facility - 3MW
 • Wind energy - up to 80 MW via ~20-
 year purchased power contracts
Utility Investments - Recent History & Near Future
Investments Made
➢ Over $410 million invested during last
 decade in emissions control equipment
 • Was tracked via Indiana Senate Bill 29
 (return on/of CWIP investment)
➢ Well positioned to comply with new EPA
 rules without significant additional
 investment, & with no plant retirements
➢ Strongly meeting reserve requirements -
 no new generation expected in near term
➢ Completion expected in 2012 on high
 voltage transmission line; recovered timely
 at 12.38% FERC-approved equity return
➢ Gas modernization legislation and/or
 regulation will drive ramp-up in
 infrastructure spending at Vectren’s
 gas utilities for several years
➢ Vectren’s gas utilities’ bare steel & cast
 iron replacement program began in 2008
 • ~$800 million program, ~20 years
Looking Ahead

VECTREN

$ in millions

Total Utility CapEx	2011	Forecast 2012	Forecast 2013	Forecast 2014	3-Yr Total 2012-2014
Gas Utilities	$ 116	$ 110	$ 120	$ 145	$ 375
Electric Utility	107	110	120	95	325
VUHI Shared Assets & Other	25	30	25	20	75
VUHI Consolidated Cap Ex	$ 248	$ 250	$ 265	$ 260	$ 775

Utility CapEx with Regulatory Recovery Mechanisms (included in above totals) [1]

	2011	2012	2013	2014	2012-2014
Bare Steel/Cast Iron/Riser [2]	$ 45	$ 40	$ 40	$ 40	$ 120
Gas Modernization Program [3]	-	5	20	35	60
FERC Electric Transmission [4]	15	30	-	-	30
Electric Generation - Dense Packs	8	10	5	-	15

1) Includes investments that are tracked or have special accounting treatment

2) 2012-2014 annual forecast by utility: $20M - Vectren Indiana North; $17M - Vectren Ohio; $3M - Vectren Indiana South

3) Recovery expected under Indiana SB251 and Ohio HB95

4) 2012 earnings to reflect a return on $100 million of the total expected investment of $110 million

Utility CapEx and Cash Flow
➢ Targeting free cash flow neutral in 2012-2014, similar to 2011
 • Depreciation & amortization expense of $190 to $205 million per year expected through 2014
➢ No need for incremental external debt or equity financings expected in near term

VECTREN

2007 - 2011 Industrial Volumes

120,000
100,000
80,000
60,000
40,000
20,000
-
3,000
2,500
2,000
1,500
1,000
500
-
Gas (MMDth)
Electric (GWh)

	2007	2008	2009	2010	2011
Gas (MMDth)	86,200	91,522	77,944	90,786	97,026
Electric (GWh)	2,539	2,409	2,259	2,630	2,745

Utility Industrial Volumes

➢ Economic recovery in Indiana & Ohio evidenced by volumes at pre-recession levels by 2010
➢ With extremely mild 1st quarter weather in 2012 vs. 2011, gas volumes down 3%, but electric volumes up 3%

11
10
9
8
7
6
7/1/2010
8/1/2010
9/1/2010
10/1/2010
11/1/2010
12/1/2010
1/1/2011
2/1/2011
3/1/2011
4/1/2011
5/1/2011
6/1/2011
7/1/2011
8/1/2011
9/1/2011
10/1/2011
11/1/2011
12/1/2011
1/1/2012
2/1/2012
3/1/2012
8.2
7.5
United States
Indiana
Ohio

Seasonally Adjusted Unemployment Rates
U.S., Indiana and Ohio
➢ Indiana’s rate dropped 0.2% to 8.2% in March 2012, matching the U.S. rate
➢ March 2012 is the fourth consecutive month Indiana’s rate has declined
➢ Ohio’s rate dropped for the eight straight month, to 7.5% in March 2012

Source: www.in.gov

Infrastructure Services - Miller Pipeline & Minnesota Limited
Distribution Business
➢Provides underground pipeline construction and
repair services for natural gas, water and
wastewater companies
➢Major customers are regional utilities, such as
Vectren, NiSource, Duke, LG&E, Alagasco and
Citizens
Transmission Business
➢Provides underground pipeline construction
and repair services for natural gas and
petroleum transmission companies
➢Major customers include Northern Natural,
Consumers Energy, Enbridge Energy and
Minnesota Pipe Line

Strategy: Drive business growth through sustainable, long-term customer relationships built upon high quality construction and customer service, and strategic acquisitions
• 2011 net revenues of ~$370M
• Approximately 2,650 employees
 at peak in 2011
• Operates in ~25 states,
 primarily in the Upper Midwest,
 Midwest, Mid-Atlantic and
 Southern regions
• Earnings expected to grow to
 ~$20M in 2012 vs. ~$15M in
 2011 and ~$3M in 2010
Installation of gas service under a road using
horizontal directional drilling
Lowering of a section of 16-inch pipeline on a
35-mile project in Minnesota
➢ Strong demand for repair & replacement due to safety concerns with aging natural gas & oil pipelines
➢ Additional future opportunities driven by development of oil and natural gas in shale formations

Energy Services - Energy Systems Group (ESG)
Performance Contracting
➢Designs and constructs facility improvements that
pay for themselves from energy savings and
operational improvements
 • Assist customers with arranging financing (ESG
 does not provide financing)
➢Major customers include hospitals, universities,
governments and schools (HUGS)
➢Targeting projects that qualify for the Energy
Efficient Commercial Building federal income tax
deductions (Rev. Code 179D) - available thru 2013
Renewable Energy Services
➢Designs, constructs, and often operates
renewable energy projects
 • Near-term opportunities include:
 – Landfill gas projects
 – Anaerobic digester projects
 • Tax credits available for certain
 renewable energy projects
• 2011 revenues of ~$160 million
• Backlog of ~$75 million at 3/31/12
• ~250 employees at 3/31/12
• Licensed to do business in 37
 states, primarily in the Midwest,
 Mid-Atlantic and Southern regions
Strategy: Continue to grow performance contracting and renewable energy business segments through additional sales force and expanding geographic footprint
Construction of anaerobic digester at
Wisconsin dairy farm
Campus sustainability and energy conservation
project at the University of Baltimore, MD

Coal Mining - Vectren Fuels
 • 2011 revenues of ~$285 million
 • 2011 sales of 5.2 million tons
 • ~700 contract mining jobs as of
 3/31/12
 • ~800 contract mining jobs with
 completion of Oaktown #2
 • 13 power plants within 50 mile
 radius
Strategy: Mine and sell Indiana (Illinois Basin) coal to Vectren’s electric utility and other third parties. Long-term demand expected to increase as economy improves, inventory levels fall, scrubbers are installed and Appalachian production declines
Continuous Miner at Prosperity Mine
Box Cuts at Oaktown Mines 1 & 2
Prosperity Mine
➢30 million tons of reserves as of 3/31/12
➢4.0 lbs SO2 - 11,300 BTU
➢Max annual production of ~2.5 million tons
Oaktown Mine #1
➢62 million tons of reserves as of 3/31/12
➢Approx. 5.6 lbs. SO2 and 11,100 BTU
➢Max annual production of ~3 million tons
Oaktown Mine #2 (under construction)
➢39 million tons of reserves as of 3/31/12
➢Approx. 4.8 lbs. SO2 and 11,300 BTU
➢Max annual production of ~2 million tons
➢Targeted opening 4th quarter 2012 (demand dependent)

Energy Marketing - ProLiance
Profit Improvement Initiatives
➢Firm transportation and storage demand costs will
decline significantly in 2012 (~$73 million of fixed
demand costs in 2011, ~$55 million in 2012)
➢Contracts representing another ~$18 million of
annualized fixed demand costs expire by 2015
➢Continued focus on G&A cost control and margin
growth via adding commercial & industrial customers
ProLiance Investment - Recap
➢ Founded in 1996 with initial investment of
 $1 million ($500K from each owner)
➢ From inception thru 2010, ProLiance has
 delivered ~$500 million of pre-tax earnings,
 over $200 million of savings for owners’
 customers, and nearly $50 million of
 dividends to Vectren (plus div’s for taxes)
 • 2011 revenues of ~$1.4 billion
 • At 4/1/12, 37 Bcf of natural gas
 storage
 • Balanced book approach - VaR
 capped at $2.5 million
 • Operates throughout the Midwest
 & Southeast
Strategy: Execute profit improvement initiatives currently underway, including efforts to lower pipeline and storage demand costs through ongoing renegotiations
Gas marketing operations where ProLiance
buys, sells and optimizes gas supplies
 • Retail services to ~1,800
 commercial and industrial
 customers
 • Wholesale services to utilities,
 municipals, power generators
Investment: Wholesale gas marketer owned Vectren (61%; equity acctg.) & Citizens Energy Group (39%)

Vectren: Strength, Stability, Utility
Utility
~80-90%
Nonutility
~10-20%
Utility: Vectren’s Core Earnings
Electric
~55%
Gas
~45%
Strength
Stability
➢ Earnings & industry reputation both
 anchored by solid utility franchises
➢ A-/A3 rated by S&P & Moody’s
➢ Strong utility & nonutility competencies
 in infrastructure development are a
 vital key to earnings growth
➢ Constructive regulatory environments
➢ Improving earnings stability through
 mix of nonutility businesses
➢ Disciplined spending for consistent
 earnings growth and to support an
 attractive dividend
1.1 million customers,
Indiana and Ohio
➢ A management team that values the importance of financially strong, stable utility operations in delivering competitive shareholder returns targeted at 8-10% annually

Appendix

VECTREN

$ in millions, except per share amounts	3 Months Ended Mar 31 2012	2011
Reported Earnings		
Utility Group	**$ 56.0**	**$ 48.6**
Nonutility Group		
Infrastructure Services	3.0	(2.9)
Energy Services	(1.7)	(1.4)
Coal Mining	(0.3)	1.6
Subtotal	1.0	(2.7)
Energy Marketing		
ProLiance	(5.9)	(7.5)
Source	-	7.1 ←
Other Businesses	0.1	(0.3)
Total Nonutility Group	**(4.8)**	**(3.4)**
Corporate and Other	0.1	(0.6)
Vectren Consolidated	**$ 51.3**	**$ 44.6**
Earnings Per Share		
Reported EPS	**$ 0.63**	**$ 0.55**
Avg Shares Outstanding - Basic	82.0	81.7

Consolidated First Quarter 2012 Results
Full year 2011 results from
operations were $2.8 million.
Source sold 12/31/11
Appendix

VECTREN

$ in millions	3 Months Ended Mar 31 2012	3 Months Ended Mar 31 2011	12 Months Ended Dec 31 Midpoint 2012E	12 Months Ended Dec 31 2011	12 Months Ended Dec 31 2010 [3]
Net Revenue [1]	$ 96.3	$ 38.5	$ 435.0	$ 370.8	$ 197.0
Gross Margin as % of Net Revenue	16%	N/A	17%	16%	11%
Depreciation and Amortization	$ 4.4	$ 2.3	$ 18.0	$ 14.9	$ 8.8
EBITDA [2]	$ 11.4	$ (1.0)	$ 60.0	$ 47.9	$ 17.8
Net Income [2]	$ 3.0	$ (2.9)	$ 20.0	$ 14.9	$ 3.1

Footnote:

1) Net of pass-through costs, including material and subcontractor costs

2) After allocations

3) Full-year results prior to acquisition of Minnesota Limited on 3/31/2011

Nonutility Metrics - Infrastructure Services
Appendix
2011 metrics do not include 1st quarter results from Minnesota Limited which was acquired on 3/31/2011

VECTREN

$ in millions	3 Months Ended Mar 31 2012	3 Months Ended Mar 31 2011	12 Months Ended Dec 31 Midpoint 2012E	12 Months Ended Dec 31 2011
Revenue	$ 22.2	$ 23.7	$ 145.0	$ 161.8
Gross Margin as % of Revenue	26%	24%	26%	26%
EBITDA [1]	$ (2.6)	$ (2.2)	$ 3.0	$ 9.5
Net Income [1]	$ (1.7)	$ (1.4)	$ 3.0	$ 6.7
Ending Backlog	$ 73	$ 122	$ 31	$ 82
New Contracts	$ 11	$ 25	$ 83	$ 120

Footnote:

1) After allocations

Nonutility Metrics - Energy Services
Appendix

$ in millions, except per ton	3 Months Ended Mar 31 2012	3 Months Ended Mar 31 2011	12 Months Ended Dec 31 Midpoint 2012E	12 Months Ended Dec 31 2011
Revenue	$ 58.5	$ 69.4	$ 285.0	$ 285.6
Cost of Sales	$ 56.4	$ 64.1	$ 265.0	$ 248.8
DD&A	$ 10.5	$ 8.4	$ 46.8	$ 36.1
EBITDA [1]	$ 11.1	$ 12.1	$ 61.0	$ 66.2
Net Income [1]	$ (0.3)	$ 1.6	$ 6.0	$ 16.6
Tons Produced (millions)	1.4	1.1	5.6	5.1
Tons Sold (millions)	1.1	1.3	5.6	5.2
Avg Realized Price/Ton (w/o freight)	$ 50.00	$ 49.80	$ 47.00	$ 50.93
Cost of Sales/Ton [2]	$ 48.10	$ 45.78	$ 43.50	$ 43.88
Cash Cost of Sales/Ton [3]	$ 38.41	$ 39.34	$ 35.00	$ 36.97

Footnote:

1) After allocations

2) Cost of Sales: Includes all cost of sales less freight

3) Cash Cost of Sales: Cost of sales less depreciation, amortization, and mine reclamation costs

Nonutility Metrics - Coal Mining
Appendix

VECTREN

$ in millions	3 Months Ended Mar 31 2012	2011
Gross Margin (ProLiance level)	$ (4.0)	$ (9.9)
EBITDA (ProLiance level)	$ (9.5)	$ (17.0)
Vectren Net Income [(1)]	$ (5.9)	$ (7.5)
Firm Storage Capacity (Bcf) - End of Period [(2)]	42	46

Footnote:

1) After allocations

2) Firm storage capacity decreased to 37 Bcf as of 4/1/12, expected to decrease to 33 Bcf by 12/31/12

Nonutility Metrics - Energy Marketing/ProLiance
Appendix

Use of Non-GAAP Performance Measures and Per Share Measures
 Per share earnings contributions of the Utility Group, Nonutility Group, and Corporate and Other
 are presented herein and are non-GAAP measures.  Such per share amounts are based on the earnings contribution of each group included in Vectren’s consolidated results divided by
 Vectren’s basic average shares outstanding during the period.  The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups, but rather represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole.  These non-GAAP measures are used by management to evaluate the performance of individual businesses.  In addition, other items giving rise to period over period variances, such as weather, are presented on an after tax and per share basis.  These amounts are calculated at a statutory tax rate divided by Vectren’s basic average shares outstanding during the period.  Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Reconciliations of the non-GAAP measures to their most closely related GAAP measure of consolidated earnings per share are included throughout the presentation presented.  The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with
 GAAP, and the financial results calculated in accordance with GAAP.
Appendix